UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 24, 2003

EASTMAN CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-12626	62-1539359
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification No.)

100 N. Eastman Road, Kingsport, TN		37660
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (423) 229-2000

SIGNATURES
EXHIBIT INDEX
EX-99.01 First Quarter 2003 Financial Results

Item 7. Financial Statements and Exhibits

(c) Exhibits

The following exhibit is furnished pursuant to Item 9 and Item 12:

     99.01 Public release by the registrant on April 24, 2003 of first quarter 2003 financial results.

Item 9. Regulation FD Disclosure (Information Being Furnished Under Item 12).

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 24, 2003, the registrant publicly released the registrant’s financial results for the first quarter of 2003. The full text of the release is filed as Exhibit 99.01 to this Form 8-K, and is incorporated into Item 9 of this Form 8-K by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eastman Chemical Company

By: /s/ James P. Rogers

Name: James P. Rogers Title: Senior Vice President and Chief Financial Officer

Date: April 24, 2003

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EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.01	Public release by the registrant on April 24, 2003 of first quarter 2003 financial results

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